                                                                                        Exhibit 32.1

                                                     CERTIFICATION PURSUANT TO
                                                      18 U.S.C. SECTION 1350,
                                                      AS ADOPTED PURSUANT TO
                                           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Tropical Sportswear Int'l Corporation  (the "Company") for
     the quarter ended  April 3, 2004  as  filed  with  the Securities and Exchange Commission on  the date hereof (the
     "Report"),  I, Michael Kagan,  Chief Executive Officer of the Company,  certify,  to  the  best  of  my knowledge, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
            1934; and

       (2)  The information contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                                     / /s/ Michael Kagan
                                                     -----------------------------------------------------
                                                     Michael Kagan
                                                     Chief Executive Officer
                                                     May 11, 2004